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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2004

HOMESTAR MORTGAGE ACCEPTANCE CORP. (as company under a Pooling and Servicing Agreement, dated as of October 1, 2004, providing for, inter alia, the issuance of Asset-Backed Pass-Through Certificates, Series 2004-5)


                       HOMESTAR MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)

     Delaware                           333-116235               90-0098699
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                       File Number)        Identification No.)

W. 115 Century Road 07652 PARAMUS, NEW JERSEY (Zip Code) (Address of Principal Executive Offices)

Registrant's telephone number, including area code, is (201) 225-2006

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  8.1      Opinion of Thacher Proffitt & Wood

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HOMESTAR MORTGAGE ACCEPTANCE CORP.


                                   By:  /s/ Frank Plenskofski
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                                   Name:    Frank Plenskofski
                                   Title:   Vice President and Treasurer

Dated: October 15, 2004

                                   EXHIBIT 8.1